UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

Date of Report (date of earliest event reported): March 23, 2018

Orient Paper, Inc.

(Exact name of registrant as specified in charter)

Nevada

(State or other jurisdiction of incorporation)

001-34577	20-4158835
(Commission File Number)	(IRS Employer Identification No.)

Science Park, Juli Road

Xushui District, Baoding City

Hebei Province, People’s Republic of China 072550

(Address of principal executive offices and zip code)

011- (86) 312-8698215

(Registrant’s telephone number including area code)

(Registrant’s former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

 Item 4.01. Changes in Registrant’s Certifying Accountants

On March 23, 2018, Orient Paper, Inc. (the “Company”) dismissed its principal independent accountant, BDO China Shu Lun Pan Certified Public Accountants LLP (“BDO”) from its engagement with the Company, which dismissal was effective immediately. The decision to dismiss BDO as the Company’s principal independent accountant was approved by the Audit Committee of the Company on March 23, 2018.

There were no disagreements between the Company and BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, within the Company’s two most recent fiscal years ended December 31, 2017 and subsequently up to the date of dismissal which disagreements that, if not resolved to BDO’s satisfaction, would have caused BDO to make reference to the subject matter of the disagreement in connection with its report issued in connection with the audit of the Company’s financial statements.

None of the reportable events described under Item 304(a)(1)(v)(A)-(D) of Regulation S-K occurred within the Company’s two most recent fiscal years ended December 31, 2017 and subsequently up to the date of dismissal.

BDO’s report on the Company's financial statements for each of the fiscal years ended December 31, 2016 and 2015 contained a modification by BDO raising substantial doubt of the Company’s ability to continue as a going concern. This modification in BDO’s report for each of the fiscal year 2016 and 2015 financial statements was based on the Company’s working capital deficit. BDO’s reports did not contain any other adverse opinion or disclaimer of opinion and were not otherwise qualified or modified as to uncertainty, audit scope or accounting principles.

The Company provided BDO with a copy of this disclosure before its filing with the Securities and Exchange Commission (the “SEC”), providing BDO with the opportunity to furnish the Company with a letter addressed to the SEC containing any new information, clarification of the Company’s expression of its views, or the respect in which BDO does not agree with the statements contained herein. A letter from BDO dated March 28, 2018 is attached hereto as Exhibit 16.1.

On March 26, 2018, the Company engaged WWC, P.C. Certified Accountants ("WWC") to serve as its principal independent accountant, effective immediately. The decision to engage WWC as the Company’s principal independent accountant was approved by the Audit Committee of the Company on March 23, 2018.

During the Company’s two most recent fiscal years, and any subsequent interim period prior to engaging WWC, the Company did not consult with WWC regarding (i) the application of accounting principles to a specific completed or proposed transaction, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements and no written or oral advice was provided by WWC that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue or (ii) any matter that was either the subject of a disagreement or event as set forth in Item 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
16.1	Letter from BDO China Shu Lun Pan Certified Public Accountants LLP dated March 28, 2018

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORIENT PAPER, INC.

Dated: March 29, 2018	By:	/s/ Zhenyong Liu
	Name:	Zhenyong Liu
	Title:	Chief Executive Officer

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Exhibit Index

Exhibit No.	Description
16.1	Letter from BDO China Shu Lun Pan Certified Public Accountants LLP dated March 28, 2018

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